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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 24, 2006

ALR Technologies Inc.
 (Exact name of registrant as specified in its charter)

NEVADA	000-30414	88-0225807
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

114M Reynolda Village
Winston-Salem, NC 27106
(Address of principal executive offices and Zip Code)

(336) 722-2254
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

On July 6, 2006 KPMG LLP, Chartered Accountants, (the "Former Accountant") notified ALR Technologies Inc. (the "Company") in writing of their resignation effective on that date. The Company has engaged Telford Sadovnick, P.L.L.C., CPA's ("Telford") as its principal accountants effective July 24, 2006. The decision to change accountants has been approved by the Company's board of directors. The Company did not consult with Telford on any matters prior to retaining such firm as its principal accountants.

The audit reports of the Former Accountant on the financial statements for the years ended December 31, 2005 and 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modification as to uncertainty, audit scope or accounting principles, except for the following explanatory paragraph regarding the Company's ability to continue as a going concern:

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses, negative cash flows from operations and has a net working capital deficiency, factors which raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regards to these matters are described in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the years ended December 31, 2005 and 2004 and to the date of resignation, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of such disagreement in their reports on the financial statements for such years.

The Company has provided the Former Accountant with a copy of a draft Form 8-K disclosing the resignation of the Former Accountant on July 6, 2006 and the Former Accountant furnished the Company with a letter addressed to the Securities and Exchange Commission stating that they agreed with such disclosures. A copy of the Former Accountant's letter is attached hereto and incorporated herein by this reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

16.1	Letter from KPMG to SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 26th day of July, 2006.

ALR TECHNOLOGIES INC.

BY:	SIDNEY CHAN
Sidney Chan
Chairman, Chief Executive Officer and a member of the Board of Directors